UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

MICT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35850	27-0016420
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of principal executive offices)	(Zip Code)

(201) 225-0190

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 8, 2019, MICT, Inc., or the Company, received a written notice from the Nasdaq Stock Market LLC, or Nasdaq, indicating that the Company was not in compliance with Nasdaq Listing Rule 5550(b)(1), or Minimum Stockholders’ Equity Requirement, as the Company’s stockholders’ equity, as reported on the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, was below the Minimum Stockholders’ Equity Requirement of $2.5 million. Further, as of April 8, 2019, the Company did not meet the alternative compliance standards relating to the market value of listed securities or net income from continuing operations. The notice has no immediate effect on the listing of the Company’s common stock on The Nasdaq Capital Market.

Pursuant to Nasdaq Listing Rule 5810(c)(2)(A), the Company has been granted a 45-calendar day compliance period, or until May 23, 2019, to submit a plan to regain compliance. If Nasdaq accepts the Company’s plan, Nasdaq may grant an extension of up to 180-calendar days from the date of the notice, or until October 5, 2019, to evidence compliance with the Minimum Stockholders’ Equity Requirement. If Nasdaq does not accept the Company’s plan, the Company will have the right to appeal such decision to a Nasdaq hearings panel.

If the Company does not regain compliance within the allotted compliance period, including any extensions that may be granted by Nasdaq, Nasdaq will provide notice that the Company’s common stock will be subject to delisting.

The Company is currently evaluating various courses of action to regain compliance with the Minimum Stockholders’ Equity Requirement and intends to provide Nasdaq with a plan before May 23, 2019. There can be no assurance that the Company will be able to regain compliance with the Minimum Stockholders’ Equity Requirement or will otherwise be in compliance with other Nasdaq listing criteria.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, INC.

Dated: April 12, 2019	By:	/s/ David Lucatz
Name: David Lucatz Title: President and Chief Executive Officer

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